EXHIBIT 99.1
JOINT FILER INFORMATION
Other Reporting Person(s)
1. BECKER DRAPKIN PARTNERS (QP), L.P.

Item:	Information:
Name:	BECKER DRAPKIN PARTNERS (QP), L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 29, 2011
Statement (Month/Day/Year):

Issuer Name and Ticker or	Strategic Diagnostics Inc. (SDIX)
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	August 31, 2011

2. BECKER DRAPKIN PARTNERS, L.P.

Item:	Information:
Name:	BECKER DRAPKIN PARTNERS, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 29, 2011
Statement (Month/Day/Year):

Issuer Name and Ticker or	Strategic Diagnostics Inc. (SDIX)
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	Becker Drapkin Management, L.P.
	Its:	General Partner

	By:	BC Advisors, LLC
	Its:	General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	August 31, 2011

3. BC ADVISORS, LLC

Item:	Information:
Name:	BC ADVISORS, LLC

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	August 29, 2011

Issuer Name and Ticker or	Strategic Diagnostics Inc. (SDIX)
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	August 31, 2011

4. STEVEN R. BECKER

Item:	Information:
Name:	STEVEN R. BECKER

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 29, 2011
Statement (Month/Day/Year):

Issuer Name and Ticker or	Strategic Diagnostics Inc. (SDIX)
Trading Symbol:

Relationship of Reporting	Director and 10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	August 31, 2011

5. MATTHEW A. DRAPKIN

Item:	Information:
Name:	MATTHEW A. DRAPKIN

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring	August 29, 2011
Statement (Month/Day/Year):

Issuer Name and Ticker or	Strategic Diagnostics Inc. (SDIX)
Trading Symbol:

Relationship of Reporting	10% Owner
Person(s) to Issuer:

If Amendment, Date Original	Not Applicable
Filed (Month/Day/Year):

Individual or Joint Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	August 31, 2011